UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 4, 2007

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

(281) 367-1983

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TETRA Technologies, Inc. 2007 Equity Incentive Compensation Plan

At the 2007 Annual Meeting of Stockholders of TETRA Technologies, Inc. (the “Company”) held on May 4, 2007 (the “2007 Annual Meeting”), the Company’s stockholders approved the TETRA Technologies, Inc. 2007 Equity Incentive Compensation Plan, effective as of May 4, 2007 (the “2007 Plan”). The Company’s Board of Directors (the “Board”) previously approved the 2007 Plan at a meeting held on February 27, 2007, subject to stockholder approval.

The 2007 Plan provides that grants may be made to participants in the following forms: (i) incentive stock options, (ii) nonqualified stock options, (iii) stock appreciation rights, (iv) restricted stock, (v) bonus stock awards, and (vi) performance awards. The number of shares of the Company’s common stock authorized for issuance under the 2007 Plan is 90,000 shares, subject to adjustments as provided in the 2007 Plan.

The foregoing summary of the 2007 Plan is qualified in its entirety by the full text of the 2007 Plan which is incorporated herein by reference from the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 4, 2007.

Forms of Award Agreements

The equity awards made to participants pursuant to the 2007 Plan will be made by the Company through the use of various forms of award agreements, which set forth additional terms applicable to the specific award. Forms of the Employee Incentive Stock Option Agreement, Employee Nonqualified Stock Option Agreement and Employee Restricted Stock Agreement are incorporated herein by reference from the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 4, 2007.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

TETRA Technologies, Inc. 2007 Equity Incentive Compensation Plan (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-8 filed on May 4, 2007 (SEC File No. 333-142637)).

10.2

Form of Employee Incentive Stock Option Agreement under the TETRA Technologies, Inc. 2007 Equity Incentive Compensation Plan (incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-8 filed on May 4, 2007 (SEC File No. 333-142637)).

10.3

Form of Employee Nonqualified Stock Option Agreement under the TETRA Technologies, Inc. 2007 Equity Incentive Compensation Plan (incorporated by reference to Exhibit 4.14 to the Company’s Registration Statement on Form S-8 filed on May 4, 2007 (SEC File No. 333-142637)).

10.4

Form of Employee Restricted Stock Agreement under the TETRA Technologies, Inc. 2007 Equity Incentive Compensation Plan (incorporated by reference to Exhibit 4.15 to the Company’s Registration Statement on Form S-8 filed on May 4, 2007 (SEC File No. 333-142637)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By: /s/Geoffrey M. Hertel

Geoffrey M. Hertel

President and Chief Executive Officer

Date: May 8, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1

TETRA Technologies, Inc. 2007 Equity Incentive Compensation Plan (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-8 filed on May 4, 2007 (SEC File No. 333-142637)).

10.2

Form of Employee Incentive Stock Option Agreement under the TETRA Technologies, Inc. 2007 Equity Incentive Compensation Plan (incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-8 filed on May 4, 2007 (SEC File No. 333-142637)).

10.3

Form of Employee Nonqualified Stock Option Agreement under the TETRA Technologies, Inc. 2007 Equity Incentive Compensation Plan (incorporated by reference to Exhibit 4.14 to the Company’s Registration Statement on Form S-8 filed on May 4, 2007 (SEC File No. 333-142637)).

10.4

Form of Employee Restricted Stock Agreement under the TETRA Technologies, Inc. 2007 Equity Incentive Compensation Plan (incorporated by reference to Exhibit 4.15 to the Company’s Registration Statement on Form S-8 filed on May 4, 2007 (SEC File No. 333-142637)).